UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Hornbeck Offshore Services, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HORNBECK OFFSHORE SERVICES, INC.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Material

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

Stockholder Meeting to be held on 05/28/08

Proxy Material Available

Notice and Proxy Statement

Annual Report

PROXY MATERIAL—VIEW OR RECEIVE

You can choose to view the material online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 05/14/08.

HOW TO VIEW MATERIAL VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1) BY INTERNET—www.proxyvote.com

2) BY TELEPHONE—1-800-579-1639

3) BY E-MAIL*—sendmaterial@proxyvote.com

*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type: Annual

Meeting Date: 05/28/08

Meeting Time: 9:00 A.M. CDT

For holders as of: 04/07/08

Meeting Location:

Houston Airport Marriott at Bush Intercontinental Airport 18700 John F. Kennedy Blvd.

Tower Suites Level Brazos A and B Houston, TX 77032

How To Vote

Vote In Person

Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance.

Vote By Internet

To vote now by Internet, go to

WWW.PROXYVOTE.COM.

Please refer to the proposals and follow the instructions.

Voting items

The Board of Directors recommends a vote “FOR” items 1 and 2.

1. ELECTION OF DIRECTORS

Nominees:

01) Todd M. Hornbeck

02) Patricia B. Melcher

2. Ratification of Selection of Auditors—To ratify the reappointment of Ernst & Young, LLP as the Company’s independent registered public accountants and auditors for the current fiscal year.

3. Other business—To transact such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof.

Voting Instructions

Voting items

For All

Withhold All

For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends a vote “FOR” items 1 and 2.

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1. ELECTION OF DIRECTORS

Nominees:

01) Todd M. Hornbeck

02) Patricia B. Melcher

For

Against Abstain

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2. Ratification of Selection of Auditors—To ratify the reappointment of Ernst & Young, LLP as the Company’s independent registered public accountants and auditors for the current fiscal year.

3. Other business —To transact such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof.

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